UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2020

GEOSPACE TECHNOLOGIES CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Texas	001-13601	76-0447780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7007 Pinemont, Houston, Texas	77040
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 986-4444

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GEOS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The board of directors (the “Board”) of Geospace Technologies Corporation (the “Company”) has approved and the Company has entered into a Second Amendment to Employment Agreement, effective November 17, 2020, (the “Amendment”) with Michael J. Sheen, the Company’s Senior Vice President and Chief Technical Officer. The Amendment eliminates the provision in Mr. Sheen’s employment agreement that provided him a gross-up for any applicable “excess parachute payment” tax imposed by the Internal Revenue Code and adds to his agreement a provision that is comparable to provisions included in the employment agreements of certain other executive officers of the Company, which provides that the Company may in certain situations reduce the amount of payments to be made to Mr. Sheen in order to minimize the impact of the “excess parachute payment” tax and the related impact on the Company.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is attached to, and is incorporated by reference into, this Current Report on Form 8-K.

Pursuant to the terms of the employment agreement entered into by the Company with Walter R. Wheeler, the Company’s President and Chief Executive Officer, effective as of January 1, 2012, Mr. Wheeler’s current term was automatically extended on January 1, 2020 to continue through December 31, 2022. On November 19, 2020, the Company notified Mr. Wheeler of its decision to not extend the term of his employment agreement after its expiry on December 31, 2022. This was a technical notice required under the terms of the employment agreement to discontinue the automatic extension of the term of the agreement and does not otherwise impact Mr. Wheeler’s employment or other status with the Company. Mr. Wheeler will continue to lead the Company as its CEO for the foreseeable future.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

Exhibit 10.1	Second Amendment, effective November 17, 2020, to Employment Agreement dated as of August 1, 1997, between the Company and Michael J. Sheen

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOSPACE TECHNOLOGIES CORPORATION

Date: November 23, 2020

	By:	/s/ Robert L. Curda
Robert L. Curda
Vice President, Chief Financial Officer & Secretary